Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date [Axis]: 2025-12-31
Erroneously Awarded Compensation Recovery [Table]
Erroneous Compensation Analysis

Clawback Policy

The Compensation Committee of the Board has adopted a formal Compensation Clawback Policy, as required by the NYSE Listing Standards. The Clawback Policy provides for the recovery of incentive-based compensation erroneously received by current or former executive officers during the three fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. The requirements under the Clawback Policy are separate from any recoupment required by the Sarbanes-Oxley Act of 2002. The Compensation Committee also has discretion to seek recovery of any amount that it determines was received otherwise inappropriately by such individuals.